Additional Notes	12 Months Ended
Dec. 31, 2023
Additional Notes [Abstract]
Additional Notes	Additional NotesObligations arising from Leases and Other Contracts
The future minimum payments under non-cancelable leases of low-value assets, performance share unit programs and contracts for insurance and other services on December 31, 2023 were as follows:

in 000' €	Leases of Low-Value Assets and Short-Term Leases	Share-based payment programs	Other	Total
Less than 1 Year	0	1,113	1,883	2,996
Between One and Five Years	0	48,346	5,791	54,137
More than 5 Years	0	0	0	0
Total	0	49,459	7,674	57,133
As of December 31, 2022, these future minimum payments were as follows:

in 000' €	Leases of Low-Value Assets and Short-Term Leases	Share-based payment programs	Other	Total
Less than 1 Year	0	200	1,098	1,298
Between One and Five Years	3	9,300	13,499	22,802
More than 5 Years	0	0	0	0
Total	3	9,500	14,597	24,100
Additionally, the Company has contracts for outsourced studies whereas the services have not been rendered as of December 31, 2023, and which could result in future payment obligations. These amounts could be shifted or substantially lower due to changes in the study timeline or premature study termination.

in million €	2023	2022
Less than 1 Year	133.7	228.4
Between One and Five Years	143.0	214.1
More than 5 Years	0.0	0.0
Total	276.7	442.5
For the effects from the agreements with Novartis regarding the potential business combination of MorphoSys via a voluntary takeover offer and with Incyte on the sale of tafasitamab on February 5, 2024, please refer to the section "6.9 - Subsequent events" of the notes.
Contingent Liabilities
Contingent liabilities are potential obligations from past events that exist only when the occurrence of one or more uncertain future events – beyond the Company’s control – is confirmed. Current obligations can represent a contingent liability if it is not probable enough that an outflow of resources justifies the recognition of a provision. Moreover, it is not possible to make a sufficiently reliable estimate of the sum of obligations.
The Management Board is unaware of any proceedings that may result in a significant obligation for the Group or lead to a material adverse effect on the Group’s net assets, financial position or results of operations.
If certain milestones are achieved by MorphoSys (for example, submitting an investigational new drug (IND) application for specific target molecules), this may trigger milestone payments to licensors of up to an aggregate of US$ 236.5 million (€ 214.0 million) related to regulatory events or the achievement of sales targets.
Monjuvi®’s product sales trigger percentage-based royalty payments.
Obligations may arise from enforcing the Company’s patent rights versus third parties. It is also conceivable that competitors may challenge the patents of the MorphoSys Group or that MorphoSys may come to the conclusion that its patents or patent families have been infringed upon by competitors. This could prompt MorphoSys to take legal action against competitors or lead competitors to file counterclaims against MorphoSys. Currently, there are no specific indications such obligations have arisen.
The assessment of potentially uncertain tax positions included the tax treatment of the financial liability from future payments to Royalty Pharma. In contrast to IFRS accounting, a deferred income item was recognized for tax purposes, which will be realized over the term of the underlying license agreements. The Company assumes that the tax authorities will share this assessment and that this will not be objected in a future tax audit. Due to the remaining uncertainty and the significance of the potential tax risk, we reported a contingent income tax liability in accordance with IFRIC 23.A5, IAS 12.88 and IAS 37. A different tax assessment would have a significant impact in the form of an additional tax payment. For tax purposes, deferred income for the obligations to Royalty Pharma amounted to € 786.4 million as of December 31, 2023 and the associated contingent tax liability upon non-acceptance of the deferral including interest effects amounts to € 226.8 million.
For the effects from the agreements with Novartis regarding the potential business combination of MorphoSys via a voluntary takeover offer and with Incyte on the sale of tafasitamab on February 5, 2024, please refer to the section "6.9 - Subsequent events" of the notes.
Additional Disclosures for Financial Instruments
Fair Value Hierarchy and Measurement Methods
The fair value is the price that would be achieved for the sale of an asset in an arm’s length transaction between independent market participants or the price to be paid for the transfer of a liability (disposal or exit price).
Fair value is a market-based, not an entity-specific measurement. The fair value of non-financial assets is based on the best use of the asset by a market participant. For financial instruments, the use of bid prices for assets and ask prices for liabilities is permitted but not required if those prices best reflect the fair value in the respective circumstances. For simplification, mid rates are also permitted.
MorphoSys applies the following hierarchy in determining and disclosing the fair value of financial instruments:
Level 1:    Quoted (unadjusted) prices in active markets for identical financial assets or liabilities to which the Company has access.
Level 2:    Inputs other than quoted prices included within Level 1 that are observable for the financial asset or the financial liability, either directly (i.e., as prices) or indirectly (i.e., derived from prices).
Level 3:    Inputs for the financial asset or the financial liability that are not based on observable market data (that is, unobservable inputs).
Hierarchy Level 1
The fair value of financial instruments traded in active markets is based on the quoted market prices on the reporting date. A market is considered active if quoted prices are available from an exchange, dealer, broker, industry group, pricing service, or regulatory body that is easily and regularly accessible, and prices reflect current and regularly occurring market transactions at arm’s length conditions. For assets held by the Group, the appropriate quoted market price is the buyer’s bid price.
Hierarchy Levels 2 and 3
The fair value of financial instruments not traded in active markets can be determined using valuation methods. In this case, fair value is determined using the results of a valuation method that makes maximum use of market data and relies as little as possible on not observable market data. If all significant inputs required for measuring fair value by using valuation methods are observable, the instrument is allocated to Hierarchy Level 2. If significant inputs are not based on observable market data, the instrument is allocated to Hierarchy Level 3.
Hierarchy Level 2 contains foreign exchange forward agreements to hedge exchange rate fluctuations, term deposits as well as restricted cash. Future cash flows for these foreign exchange forward agreements are determined based on forward exchange rate curves. The fair value of these instruments corresponds to their discounted cash flows. The fair value of the term deposits and restricted cash is determined by discounting the expected cash flows using term-specific and risk-adjusted market interest rates.
Hierarchy Level 3 financial assets comprise equity investments, financial assets and financial liabilities from collaborations, financial assets which are part of other receivables (anti-dilution right HI-Bio), financial assets from Escrow accounts, the debt component of the convertible bond as well as financial liabilities from future payments to Royalty Pharma. For appraising the fair value of the financial assets from restricted escrow accounts (these are accounted for at fair value through profit or loss), the expected cash inflows were probability adjusted depending on the occurrence of certain conditions and discounted using market interest rates of the obligated contract party. The underlying valuations are generally carried out by employees in the finance department who report directly to the Chief Financial Officer. The valuation process and results are reviewed and discussed among the persons involved on a regular basis.
For the purpose of determining the fair value of financial assets from collaborations, expected cash inflows are discounted using market interest rates of financial instruments with comparable currencies and maturities, taking into account Incyte’s credit risk.
The fair value of the debt component of the convertible bond is determined based on the contractual cash flows (interest and principal), that are discounted using market interest rates of financial instruments with a comparable currency and maturities, taking into account MorphoSys' credit risk.
For further information on the assumptions and estimates used to derive the cash flows from the HI-Bio anti-dilution right, as well as a sensitivity analysis of the main estimates and assumptions, please refer to Note 4.5.
In order to determine the fair value of the non-current financial liabilities from collaborations for disclosure purposes (these are accounted for at amortized cost using the effective interest method), the expected cash outflows are discounted using market interest rates of financial instruments with comparable currencies and maturities, taking into account MorphoSys' credit risk.
For determining the fair value of the non-current financial liabilities for future payments to Royalty Pharma for disclosure purposes (these are accounted for at amortized cost using the effective interest method), the expected cash outflows from the planned royalty and milestone payments as well as the payments on the development funding bond to Royalty Pharma are discounted using market interest rates of financial instruments with comparable currencies and maturities, taking into account MorphoSys' credit risk.
For further information on the assumptions and estimates made to derive the cash flows from the financial assets and liabilities from collaborations and the financial liabilities from future payments to Royalty Pharma, as well as a sensitivity analysis of the significant estimates and assumptions of the financial liabilities recognized at amortized cost whose fair value is assigned to hierarchy level 3, please refer to Note 4.19 and 4.20.
Reclassifications between the hierarchy levels are generally taken into account as of the reporting dates. In 2023 and 2022, no transfers were made between the fair value hierarchy levels.
The carrying amounts of current financial assets and liabilities at amortized cost approximate their fair values given their short maturities.
The table below shows the fair values of financial assets and liabilities and the carrying amounts presented in the consolidated balance sheet.

December 31, 2023; in 000' €	Classification Financial Instrument	Carrying Amount	Fair Value	Hierarchy Level
Cash and Cash Equivalents	AC	158,500	*	*
Other Financial Assets		520,845
thereof Money Market Funds	FVTPL	234,094	234,094	1
thereof Fixed Term Deposits	AC	285,984	*	*
thereof Financial Asset from Escrow Account	FVTPL	768	768	3
Accounts Receivable	AC	32,094	*	*
Financial Assets from Collaborations	FVTPL	3,410	3,410	3
Other Receivables		1,496
thereof Anti-Dilution Right HI-Bio	FVTPL	0	0	3
thereof Non-Financial Assets	n/a	1,496	n/a	n/a
Prepaid Expenses and Other Assets		30,323
thereof Non-Financial Assets	n/a	30,323	n/a	n/a
Current Financial Asset		714,849
Other Financial Assets		1,134
thereof Financial Asset from Escrow Account	FVTPL	1,134	1,134	3
Prepaid Expenses and Other Assets		7,341
thereof Restricted Cash	AC	1,217	1,217	2
thereof Non-Financial Assets	n/a	6,124	n/a	n/a
Non-Current Financial Asset		2,351
Total		717,200
Accounts Payable and Accruals		(109,805)
thereof Accounts Payable	FLAC	(28,388)	*	*
thereof Non-Financial Liabilities	n/a	(81,417)	n/a	n/a
Bonds	FLAC	(1,638)	*	*
Financial Liabilities from Collaborations	FLAC	(5,527)	*	*
Financial Liabilities from Future Payments to Royalty Pharma	FLAC	(119,811)	*	*
Current Financial Liabilities		(155,364)
Bonds	FLAC	(244,021)	(244,818)	3
Financial Liabilities from Collaborations	FLAC	(108,869)	(93,354)	3
Financial Liabilities from Future Payments to Royalty Pharma	FLAC	(1,316,353)	(1,318,880)	3
Non-Current Financial Liabilities		(1,669,243)
Total		(1,824,607)
* For these instruments the carrying amount is a reasonable approximation of fair value.

December 31, 2022; in 000' €	Classification Financial Instrument	Carrying Amount	Fair Value	Hierarchy Level
Cash and Cash Equivalents	AC	402,351	*	*
Other Financial Assets		504,823
thereof Money Market Funds	FVTPL	14,622	14,622	1
thereof Fixed Term Deposits	AC	490,201	*	*
Accounts Receivable	AC	91,231	*	*
Financial Assets from Collaborations	FVTPL	0	0	3
Other Receivables		12,852
thereof Anti-Dilution Right HI-Bio	FVTPL	9,832	9,832	3
thereof Non-Financial Assets	n/a	3,020	n/a	n/a
Current Financial Asset		1,008,237
Prepaid Expenses and Other Assets		8,729
thereof Restricted Cash	AC	1,324	1,324	2
thereof Non-Financial Assets	n/a	7,405	n/a	n/a
Non-Current Financial Asset		1,324
Total		1,009,561
Accounts Payable and Accruals		(157,270)
thereof Accounts Payable	FLAC	(38,579)	*	*
thereof Non-Financial Liabilities	n/a	(118,691)	n/a	n/a
Bonds	FLAC	(2,031)	*	*
Financial Liabilities from Collaborations	FLAC	(2,514)	*	*
Financial Liabilities from Future Payments to Royalty Pharma	FLAC	(102,171)	*	*
Current Financial Liabilities		(145,295)
Bonds	FLAC	(291,647)	(277,166)	3
Financial Liabilities from Collaborations	FLAC	(217,826)	(167,984)	3
Financial Liabilities from Future Payments to Royalty Pharma	FLAC	(1,398,303)	(1,290,475)	3
Non-Current Financial Liabilities		(1,907,776)
Total		(2,053,071)
*For these instruments the carrying amount is a reasonable approximation of fair value.

The totals of the carrying amounts of the financial instruments per measurement category are shown in the following overview.

in 000' €	Classification Financial Instrument	12/31/2023	12/31/2022
Financial Assets FVTPL	FVTPL	239,406	24,454
Financial Assets AC	AC	477,795	985,107
Financial Liabilities FLAC	FLAC	(1,824,607)	(2,053,071)
The development of the fair values of financial assets measured at fair value and allocated to hierarchy level 3 is shown in the following reconciliation.

in 000' €	Financial Asset from Escrow Account	Anti-Dilution Right HI-Bio	Shares in Affiliated Companies < 20 % at Fair Value
Balance as of January 1, 2023	—	9,832	0
Additions	1,854	0	0
Gains/(losses) recognized in other comprehensive income	0	0	6,272
Gains/(losses) recognized in profit or loss statement	47	(4,251)	0
Reclassification to investment in associates	0	(5,581)	0
Reclassification hierarchy levels	0	0	0
Disposals	0	0	(6,272)
Balance as of December 31, 2023	1,901	—	—

in 000' €	Financial Asset from Escrow Account	Anti-Dilution Right HI-Bio	Shares in Affiliated Companies < 20 % at Fair Value
Balance as of January 1, 2022	—	0	0
Additions	—	10,377	0
Gains/(losses) recognized in other comprehensive income	—	0	0
Gains/(losses) recognized in profit or loss statement	—	(386)	0
Reclassification to investment in associates	—	(160)	0
Reclassification hierarchy levels	—	0	0
Disposals	—	0	0
Balance as of December 31, 2022	—	9,832	—
Equity Investments
Since July 2018, MorphoSys held an investment in adivo GmbH. During the 2023 financial year, all shares in this investment, which was accounted for at fair value through other comprehensive income, were sold. The gain on the disposal amounted to € 6.3 million and was recognized in equity. The amount was reclassified from Other Comprehensive Income to the capital reserve (2022: € 0.0 million). This corresponds to a fair value before sale of € 6.7 million. As of December 31, 2022, the fair value of the investment was measured at € 0.0 million.
In the 2023 and 2022 financial years, no dividends from the investments were recognized in profit or loss.
Net Result according to Measurement Categories
The following net gains or losses resulted from financial instruments in the financial year.

in 000' €	2023	2022	2021
FVTPL	9,553	7,051	10,983
AC	19,095	9,064	9,824
FLAC	39,065	231,387	(104,568)
Total	67,713	247,502	(83,761)
The net gains on financial assets at fair value through profit or loss (FVTPL) resulted from valuation effects from changes in the fair value of financial assets from collaborations and money market funds. Net losses on financial assets at amortized cost (AC) resulted from the application of the effective interest method for the term deposits, exchange rate fluctuations and risk provisions. The category financial liabilities at amortized cost (FLAC) includes the gains and losses from fair value changes due to changes in planning estimates and the effective interest rate from the financial liabilities from collaborations as well as from the application of the effective interest rate method for the financial liabilities from future payments to Royalty Pharma and the convertible bonds.
The gross interest income and expenses from financial assets and liabilities measured at amortized cost are shown in the following table.

in 000' €	2023	2022	2021
Interest Income AC	18,316	4,618	723
Interest Expenses AC	(21)	(1,580)	(2,415)
Interest Income FLAC	0	0	0
Interest Expenses FLAC	(76,499)	(102,144)	(62,252)
Total	(58,204)	(99,106)	(63,944)
For the effects from the agreements with Novartis regarding the potential business combination of MorphoSys via a voluntary takeover offer and with Incyte on the sale of tafasitamab on February 5, 2024, please refer to the section "6.9 - Subsequent events" of the notes.
Financial Risk Management
Due to its operating activities with regard to assets, liabilities and planned transactions, the Group is exposed in particular to risks from the default of a contractual party (credit risk), from the non-fulfilment of liabilities (liquidity risk) and from market risks, in particular from changes in exchange rates and interest rates. The aim of the risk management is to limit these risks through ongoing operational and finance-oriented activities.
Credit Risk
Financial instruments in which the Group may have a credit risk are mainly cash and cash equivalents, other financial assets, derivative financial instruments and accounts receivable. The Group’s cash, cash equivalents and other financial assets are mainly denominated in euros and US dollars. Other financial assets are high quality assets. Cash, cash equivalents and other financial assets are generally held at numerous reputable financial institutions in Europe and the United States. With respect to its positions, the Group continuously monitors the financial institutions that are its counterparties to the financial instruments, as well as their creditworthiness, and does not anticipate any risk of non-performance.
The changes in risk provisions (see Note 2.6.1) recognized in the statement of profit or loss for the financial years 2023, 2022 and 2021 under the item impairment losses on financial assets were determined based on the rationale that negative values represent additions and positive values represent reversals of risk provisions. There were no write-offs in the 2023 financial year. In the general impairment model, the risk provision is recognized for financial assets at amortized cost - cash and cash equivalents, parts of other financial assets (term deposits) - and in the simplified impairment model for accounts receivable.

	General Impairment Model			Simplified Impairment Model		Total
in 000' €	Stage 1	Stage 2	Stage 3	Stage 2	Stage 3
Balance as of January 1, 2022	(685)	0	0	(360)	0	(1,045)
Unused Amounts Reversed	685	0	0	360	0	1,045
Increase in Impairment Losses for Credit Risks recognized in Profit or Loss during the Year	(697)	0	0	(414)	0	(1,111)
Change between Impairment Stages	0	0	0	0	0	0
Amounts written off during the Year as uncollectible	0	0	0	0	0	0
Balance as of December 31, 2022	(697)	0	0	(414)	0	(1,111)
Balance as of January 1, 2023	(697)	0	0	(414)	0	(1,111)
Unused Amounts Reversed	697	0	0	414	0	1,111
Increase in Impairment Losses for Credit Risks recognized in Profit or Loss during the Year	(229)	0	0	(166)	0	(395)
Change between Impairment Stages	0	0	0	0	0	0
Amounts written off during the Year as uncollectible	0	0	0	0	0	0
Balance as of December 31, 2023	(229)	0	0	(166)	0	(395)
The gross carrying amounts of the Group's financial assets by credit risk rating class are as follows.

Financial Assets as of December 31, 2023	Internal Credit Rating	Basis for Recognition of Expected Credit Loss Provision	Gross Carrying Amount (in 000’ €)
Cash and Cash Equivalents	low	Expected Twelve-Month Loss	158,511
Term Deposits	low	Expected Twelve-Month Loss	286,185
Accounts Receivable	low	Lifetime Expected Credit Losses	32,260

Financial Assets as of December 31, 2022	Internal Credit Rating	Basis for Recognition of Expected Credit Loss Provision	Gross Carrying Amount (in 000’ €)
Cash and Cash Equivalents	low	Expected Twelve-Month Loss	402,353
Term Deposits	low	Expected Twelve-Month Loss	490,881
Accounts Receivable	low	Lifetime Expected Credit Losses	91,645
The Group is also exposed to credit risk from debt instruments that are measured at fair value through profit or loss. This includes the items “Financial Assets at Fair Value through Profit or Loss” and “Financial Assets from Collaborations.” As of December 31, 2023, the maximum credit risk corresponded to the carrying amounts of these items amounting to € 238.3 million (December 31, 2022: € 14.6 million).
One of the Group’s policies requires that all customers who wish to transact business on credit undergo a credit assessment based on external ratings. Nevertheless, the Group’s revenue and accounts receivable are still subject to credit risk from customer concentration. The Group’s single most significant customer accounted for € 14.4 million of accounts receivables as of December 31, 2023 (December 31, 2022: € 51.4 million), or 45% of the Group’s total accounts receivable at the end of 2023. The Group’s top three customers individually accounted for 47%, 16% and 15% of the total revenue in 2023.
As of December 31, 2022, 56% of the Group’s accounts receivable balance related to a single customer; of the total revenue in 2022, three customers individually accounted for 35%, 15% and 12%.
The maximum credit risk (equal to the carrying amount) for rent deposits and other deposits on the reporting date amounted to € 1.2 million (December 31, 2022: € 1.3 million).
Liquidity Risk
Liquidity risk arises primarily from accounts payable, lease liabilities (refer to Note 4.9), bonds, financial liabilities from collaborations and financial liabilities from future payments to Royalty Pharma. Liquidity risk is managed on the basis of balance sheet and profit and loss figures. This is done by means of liquidity planning for the current year on a monthly basis, for the three subsequent years on an annual basis and a monthly target/actual comparison. The top priority is always to ensure sufficient liquidity so that all payment obligations can be met.
The following table shows the maturities of the cash flows of accounts payable and bonds at the balance sheet date. For the financial liabilities from collaborations, the non-discounted, future planned half profit sharing payments from Incyte for the sales of Monjuvi® in the U.S. are presented. The financial liabilities from future payments to Royalty Pharma include the undiscounted, planned net sales in the coming years. There is no cash inflow and outflow at MorphoSys as the agreed percentage royalties and milestones are paid directly by Janssen, GSK and Roche to Royalty Pharma. Refer to Note 4.9 for the contractual cash flows of lease liabilities.

in '000 €; due on December 31, 2023 in	Less than 1 Year	Between One and Five Years	More than 5 Years	Total
Accounts Payable	28,388	0	0	28,388
Bonds	1,638	263,738	0	265,376
Financial Liabilities from Collaborations	5,665	55,936	88,087	149,688
Financial Liabilities from Future Payments to Royalty Pharma	123,453	1,126,359	710,567	1,960,379

in 000' €; due on December 31, 2022 in	Less than 1 Year	Between One and Five Years	More than 5 Years	Total
Accounts Payable	38,579	0	0	38,579
Bonds	2,031	329,063	0	331,094
Financial Liabilities from Collaborations	2,588	67,784	225,172	295,544
Financial Liabilities from Future Payments to Royalty Pharma	105,525	780,755	1,250,387	2,136,667
There were no financial instruments pledged as collateral as of December 31, 2023.
Market Risk
Market risk represents the risk that changes in market prices, such as foreign exchange rates, interest rates or equity prices, will affect the Group‘s results of operations or the value of the financial instruments held. The Group is exposed to both currency and interest rate risks.
Currency Risk
The consolidated financial statements are prepared in euros. Both revenues and expenses of the Group are incurred in euros and US dollars. Throughout the year, the Group monitors the necessity to hedge foreign exchange rates to minimize currency risk and addresses this risk by using derivative financial instruments.
The use of derivatives is subject to a Group guideline approved by the Management Board, which represents a written guideline for dealing with derivatives. In accordance with the Group's hedging policy, only highly probable future cash flows and clearly determinable receivables that can be realized within a period of twelve months are hedged. MorphoSys enters into foreign exchange option and forward exchange contracts to hedge its foreign exchange exposure arising from U.S. dollar cash flows.
The Group’s exposure to foreign currency risk based on the carrying amounts of the items is shown in the table below.

as of December 31, 2023; in 000' €	US$	Other
Cash and Cash Equivalents	19,927	0
Accounts Receivable	23,468	0
Financial Assets from Collaborations	3,410	0
Accounts Payable and Accruals	(38,262)	(15)
Financial Liabilities from Collaborations	(114,395)	0
Total	(105,852)	(15)

as of December 31, 2022; in 000' €	US$	Other
Cash and Cash Equivalents	15,986	0
Accounts Receivable	77,045	0
Accounts Payable and Accruals	(97,946)	(56)
Financial Liabilities from Collaborations	(220,339)	0
Total	(225,254)	(56)
The financial liabilities from future payments to Royalty Pharma are dependent on future royalty income, which is determined on the basis of sales in U.S. dollars. The transfer of assigned license revenues is settled in euros. Refer to Note 4.20 for a sensitivity analysis on the impact of a change in the foreign exchange rate.
Different foreign exchange rates and their impact on financial assets and liabilities were simulated in a sensitivity analysis to determine the effects on profit or loss. Positive amounts would increase a consolidated net profit or decrease a consolidated net loss. Negative amounts would decrease a consolidated net profit or increase a consolidated net loss.

in million €	2023	2022	2021
Increase of the Euro by 10%	7.3	15.6	39.3
Decrease of the Euro by 10%	(9.3)	(19.7)	(48.0)
Interest Rate Risk
The Group’s risk exposure to changes in interest rates mainly relates to fixed-term deposits and corporate bonds. Changes in the general level of interest rates may lead to an increase or decrease in the fair value of these securities. The Group’s investment focus places the safety of an investment ahead of its return and the ability to plan future cash flows. Interest rate risks are limited because all securities can be liquidated within a maximum of two years and due to the mostly fixed interest rates during the term in order to ensure that planning is possible. In addition, changes in interest rates may affect the fair value of financial assets from collaborations.
Different interest rates and their effect on existing other financial assets with variable interest rates and on financial assets from collaborations were simulated in a sensitivity analysis in order to determine the effect on profit or loss. Positive amounts would increase a consolidated net profit or decrease a consolidated net loss. Negative amounts would decrease a consolidated net profit or increase a consolidated net loss.

in million €	2023	2022	2021
Increase of the variable Interest Rate by 0.5%	2.4	2.4	0.8
Decrease of the variable Interest Rate by 0.5%	(2.4)	(2.4)	(0.8)
The Group is currently not subject to significant interest rate risks from the account payables reported on the balance sheet.
Capital Management
The Management Board’s policy for capital management is to preserve a strong and sustainable capital base in order to maintain the confidence of investors, business partners, and the capital market and to support future business development and to safeguard its ability to continue as a going concern. As of December 31, 2023, the equity ratio was 2.4% (December 31, 2022: 6.6%; see also the following overview).

in 000' €	12/31/2023	12/31/2022
Stockholders’ Equity	49,049	157,410
In % of Total Capital	2.4	6.6
Total Liabilities	1,977,262	2,239,523
In % of Total Capital	97.6	93.4
Total Capital	2,026,311	2,396,932
MorphoSys actively manages its cash and investments to primarily ensure liquidity and principal preservation while seeking to maximize returns. MorphoSys' cash and short-term investments are located at several banks. Financial investments are made in investment instruments having at minimum a Standard & Poor's rating (or equivalent) of at least A-.
No minimum capital requirements are stipulated in MorphoSys' Articles of Association. The Company has obligations to issue shares out of conditional and authorized capital relating to the exercise of stock options and restricted stock units on the basis of share-based payment transactions (refer to Notes 5.1 and 5.2).
There are no liabilities to banks.
Disclosures to Statement of Cash Flows - Net Debt Reconciliation
The following overview contains the presentation and development of the liabilities from financing activities. “Amortizations from Effective Interest Method,” “Changes from Adjustments to Planning Assumptions” and “Transfer of Assigned License Revenues to Royalty Pharma” include non-cash movements, including accrued interest expense.

in 000' €	Lease Liabilities	Bonds	Financial Liabilities from Collaborations	Financial Liabilities from Future Payments to Royalty Pharma	Total
Balance as of January 1, 2022	(42,584)	(283,208)	(514,362)	(1,256,176)	(2,096,329)
Cash Flows	4,446	2,032	0	(295,421)	(288,943)
New Leases	(6,224)	0	0	0	(6,224)
Disposal Leases	0	0	0	0	0
Amortizations from Effective Interest Method	(1,051)	(12,502)	(22,969)	(78,418)	(114,940)
Gain on Repurchase from Convertible Bond	0	0	0	0	0
Changes from Adjustments to Planning Assumptions	0	0	354,390	28,285	382,675
Transfer of Assigned License Revenues to Royalty Pharma	0	0	0	96,897	96,897
Value adjustment	0	0	0	0	0
Foreign Currency Translation Differences	(368)	0	(37,399)	4,358	(33,409)
Balance as of December 31, 2022	(45,781)	(293,678)	(220,340)	(1,500,475)	(2,060,273)
Balance as of January 1, 2023	(45,781)	(293,678)	(220,340)	(1,500,475)	(2,060,273)
Cash Flows	8,581	42,679	2,382	0	53,642
New Leases	(1,505)	0	0	0	(1,505)
Disposal Leases	0	0	0	0	0
Amortizations from Effective Interest Method	(924)	(11,053)	(8,823)	(89,037)	(109,837)
Gain on Repurchase from Convertible Bond	0	16,393	0	0	16,393
Changes from Adjustments to Planning Assumptions	0	0	104,669	23,746	128,415
Transfer of Assigned License Revenues to Royalty Pharma	0	0	0	110,957	110,957
Value adjustment	27,054	0	0	0	27,054
Foreign Currency Translation Differences	150	0	7,716	18,644	26,510
Balance as of December 31, 2023	(12,425)	(245,659)	(114,395)	(1,436,164)	(1,808,643)
5
The "Transfer of Assigned License Revenues to Royalty Pharma" include transactions whereas Janssen directly transfers to Royalty Pharma the settlement amount without influence by MorphoSys on timing and/or amount. As MorphoSys has not received or paid cash for these assigned license revenues, the related amounts have neither been included in the operating nor in the financing cash flow, respectively.
Geographical Disclosures
A total of € 90.6 million (December 31, 2022: € 142.7 million) of the Group’s non-current assets, excluding deferred tax assets, are located in Germany and € 1,121.7 million in the USA (December 31, 2022: € 1,165.2 million). Of the Group’s investments, € 2.9 million (2022: € 15.2 million) were made in Germany and € 0.0 million (2022: € 0.0 million) in the USA. In accordance with internal definitions, investments solely include additions to property, plant and equipment and intangible assets not related to leases and business combinations.
Corporate Governance
The Group has submitted the Declaration of Conformity with the recommendations of the Government Commission on the German Corporate Governance Code for the 2023 financial year under Section 161 of the German Stock Corporation Act (AktG). This declaration was published on the Group’s website (https://www.morphosys.com/en/investors/corporate-governance) on November 29, 2023, and made permanently available to the public.
Research and Development Agreements
The Group has entered some research and development agreements. The following information describes the agreements that have a material effect on the Group and the developments under the research and development agreements in the 2023 financial year.
Proprietary Clinical Development
Partnerships in the 2023 financial year existed with (in alphabetical order) Incyte, Pfizer and Xencor.
In January 2020, MorphoSys and Incyte announced that the companies had signed a collaboration and license agreement for the continued global development and commercialization of MorphoSys’s proprietary anti-CD19 antibody tafasitamab. A detailed description of the agreement can be found in Note 4.19.
In June 2010, MorphoSys and the U.S.-based biopharmaceutical company Xencor signed an exclusive global licensing and cooperation agreement under which MorphoSys received exclusive global licensing rights to tafasitamab, the antibody for the treatment of cancer and other indications. The companies jointly conducted a Phase 1/2a trial in the U.S. in patients with chronic lymphocytic leukemia. MorphoSys was solely responsible for the further clinical development after the successful completion of the Phase 1 clinical trial and commercialization. Upon signing the license and cooperation agreement, Xencor received a payment of US$ 13.0 million (€ 10.5 million) from MorphoSys. Xencor also received milestone payments from MorphoSys totaling US$ 65.5 million (€ 53.8 million). These payments were then capitalized under in-process R&D programs. Xencor was entitled to development, regulatory and commercially related milestone payments. Furthermore, Xencor was also eligible to receive tiered royalty payments of tafasitamab in the mid single-digit to sub-teen double-digit percentage range based upon net sales of licensed antibody sold by us or our licensees. Our royalty obligations were on country-by-country basis until the later to occur of the expiration of the last valid claim in the licensed patent covering tafasitamab in such country, or 11 years after the first sale thereof following marketing authorization in such country.
In November 2020, MorphoSys, Incyte and Xencor announced a clinical collaboration agreement to study the combination of tafasitamab, plamotamab and lenalidomide in patients with r/r DLBCL, first-line DLBCL and r/r FL. In May 2022, Xencor announced the start of a Phase 2 combination study of the CD3xCD20 bispecific antibody plamotamab in combination with tafasitamab and lenalidomide in patients with relapsed or refractory DLBCL. In January 2023, Xencor announced that the company is winding down and ending enrollment in the Phase 2 study due to challenges with patient accrual in lymphoma.
In June 2022, MorphoSys, Incyte, and Pfizer announced a clinical trial collaboration and supply agreement to investigate the immunotherapeutic combination of Pfizer’s maplirpacept (TTI-622), a novel SIRPα-Fc fusion protein, and tafasitamab plus lenalidomide in patients with relapsed or refractory DLBCL who are not eligible for ASCT. Under the terms of the agreement, Pfizer initiated a multicenter, international Phase 1b/2 study of maplirpacept (TTI-622) with tafasitamab and lenalidomide. MorphoSys and Incyte provide tafasitamab for the study. The study is sponsored and funded by Pfizer and is conducted in North America, Europe, and Asia-Pacific.
In February 2024, Incyte obtained exclusive rights worldwide to tafasitamab. Incyte will assume full responsibility and cover all costs going forward for the development and commercialization of the asset. As part of the sale and transfer of tafasitamab to Incyte, Incyte also assumed the Collaboration and License Agreement with Xencor.
For the effects from the agreements with Novartis regarding the potential business combination of MorphoSys via a voluntary takeover offer and with Incyte on the sale of tafasitamab on February 5, 2024, please refer to the section "6.9 - Subsequent events" of the notes.
Clinical Development Through Partners
Through some commercial partnerships, MorphoSys receives various types of payments that are spread over the duration of the agreements or recognized in full as revenue as predefined targets and milestones are reached. These payments include payments upon signature, annual license fees in exchange for access to MorphoSys’s technologies and payments for funded research to be performed by MorphoSys on behalf of the partner. MorphoSys is also entitled to milestone payments and royalties on product sales for specific antibody programs.
Prior to the 2023 financial year, active collaborations with a number of partners had already ended. However, drug development programs initiated in the active phase are designed so that they can be continued by the partner and, therefore, still result in performance-based payments for the achievement of the defined milestones.
In November 2017, MorphoSys announced it had signed an exclusive regional licensing agreement with I-Mab to develop and commercialize felzartamab in mainland China, Taiwan, Hong Kong and Macao. Felzartamab is MorphoSys’s proprietary antibody targeting CD38. Under the terms of the agreement, I-Mab has the exclusive right for the later development and commercialization of felzartamab in the agreed regions. In November 2017, MorphoSys received a payment of US$ 20.0 million (€ 16.8 million) and until 2023 milestone payments of US$ 8.0 million (€ 7.1 million). MorphoSys is also entitled to receive additional success-based clinical and commercial milestone payments from I-Mab of up to roughly US$ 90.5 million (approximately € 81.9 million). In addition, MorphoSys will be entitled to receive double-digit, staggered royalties on the net sales of felzartamab in the agreed regions. I-Mab is investigating felzartamab in a Phase 3 clinical study in Greater China in combination with lenalidomide plus dexamethasone in r/r multiple myeloma. I-Mab is also evaluating felzartamab as a potential third-line therapy in r/r multiple myeloma in a Phase 2 trial. Both studies are considered pivotal in the agreed regions.
In June 2022, MorphoSys entered into an equity participation agreement and license agreement with HI-Bio to allow HI-Bio to develop and commercialize felzartamab. Under the terms of the agreements, HI-Bio will obtain exclusive rights to develop and commercialize felzartamab across all indications worldwide, with the exception of Greater China. As part of the agreements, MorphoSys will receive an equity stake in HI-Bio, along with certain equity earn-in provisions and standard investment rights. MorphoSys will also be represented as a member of HI-Bio’s Board of Directors. On achievement of development, regulatory and commercial milestones, MorphoSys will be eligible to receive payments from HI-Bio of up to US$ 500.0 million (€ 452.5 million), in addition to tiered, single- to low double-digit royalties on net sales of felzartamab. HI-Bio will assume full responsibility for future development and commercialization expenses.
In November 2018, MorphoSys announced the signing of an exclusive strategic development collaboration and regional licensing agreement with I-Mab for MOR210/TJ210. I-Mab has exclusive rights to develop and market MOR210/TJ210 in mainland China, Hong Kong, Macao, Taiwan and South Korea. MorphoSys received an upfront payment of US$ 3.5 million (€ 3.1 million) and until 2023 milestone payments of US$ 2.5 million (€ 2.1 million). MorphoSys is further eligible to receive performance-related clinical and sales-based milestone payments of up to US$ 99.0 million (€ 89.6 million). In addition, MorphoSys will receive tiered royalties in the mid-single-digit percentage range of net sales of MOR210/TJ210 in I-Mab’s territories. In return for conducting a successful clinical proof of concept trial, I-Mab is entitled to low-single-digit royalties on net sales of MOR210/TJ210 outside the I-Mab territory, as well as staggered shares of proceeds from the further out-licensing of MOR210.
In June 2022, MorphoSys entered into an equity participation agreement and license agreements with HI-Bio to allow HI-Bio to develop and commercialize MOR210/HIB210. Under the terms of the agreement, HI-Bio will obtain exclusive rights to develop and commercialize MOR210/HIB210 across all indications worldwide, with the exception of Greater China and South Korea. On achievement of development, regulatory and commercial milestones, MorphoSys will be eligible to receive payments from HI-Bio of up to US$ 500.0 million (€ 452.5 million), in addition to tiered, single- to low double-digit royalties on net sales of MOR210/HIB210. HI-Bio will assume full responsibility for future development and commercialization expenses. Upon signing, MorphoSys also received an upfront payment of US$ 15.0 million (€ 13.6 million) for MOR210/HIB210.
The Group’s alliance with Novartis AG for the research and development of biopharmaceuticals came to an end in November 2017. The collaboration began in 2004 and led to the creation of several ongoing therapeutic antibody programs against a number of diseases, amongst others, Ianalumab (VAY736) and CMK389/NOV-8. MorphoSys receives performance-based milestones contingent upon the successful clinical development and regulatory approval of several products. In addition to these payments, MorphoSys is also entitled to royalties on any future product sales.
In December 2022, MorphoSys announced that its fully owned subsidiary Constellation Pharmaceuticals, Inc. has entered into a global licensing agreement with Novartis to research, develop and commercialize its preclinical inhibitors of a novel cancer target. Novartis will assume full responsibility for all subsequent research, development and commercialization activities for the program. As part of the agreement, MorphoSys received an immediate upfront payment of US$ 23.0 million (€ 20.8 million). On achievement of development, regulatory and commercial milestones, MorphoSys will be eligible to receive milestone payments from Novartis in addition to mid-single- to low-double-digit royalties on program net sales.
Subsequent Events
In the first quarter of 2024, MorphoSys issued a further cash-settled share-based compensation program (Performance Share Unit Program - PSU program) for certain employees of the Company (beneficiaries). In addition, a new restricted stock unit plan was established in the first quarter of 2024 for certain employees of MorphoSys US Inc. and of Constellation Pharmaceuticals, Inc. (beneficiaries).
Novartis Business Combination Agreement
On February 5, 2024, MorphoSys announced that it entered into a Business Combination Agreement with Novartis BidCo AG (formerly known as Novartis data42 AG) and Novartis AG (hereinafter collectively referred to as “Novartis”) based on Novartis’ intention to submit a voluntary public takeover offer (the “Novartis Takeover Offer”) for all of MorphoSys’ outstanding common shares in exchange for payment of € 68.0 per share. Separately, MorphoSys entered into a purchase agreement (the "Purchase Agreement") with Incyte Corporation ("Incyte") to sell and transfer to Incyte all rights worldwide related to tafasitamab for a purchase price of $ 25.0 million. MorphoSys and Incyte have been collaborating on the development and commercialization of tafasitamab since 2020. Prior to this agreement, tafasitamab was co-marketed in the U.S. by MorphoSys and Incyte as Monjuvi® (tafasitamab-cxix) and outside the U.S. by Incyte as Minjuvi®. MorphoSys’ Management Board and Supervisory Board unanimously approved both agreements.
Novartis intends to offer MorphoSys’ shareholders € 68.0 per share in cash, for a total equity value of € 2.7 billion. The offer price corresponds to a premium of 94% and 142% on the volume-weighted average price during the last month and three months as of the unaffected January 25, 2024 close, respectively – the day before rumors about a transaction first surfaced. It also represents a premium of 89% to the closing share price of January 25, 2024.
Subject to a careful review of the offer document to be published by Novartis BidCo AG, MorphoSys’ Management Board and Supervisory Board intend to recommend the acceptance of the Novartis Takeover Offer. The Novartis Takeover Offer will contain customary closing conditions, in particular a minimum acceptance threshold of 65% of MorphoSys’ share capital and regulatory clearances. The closing is currently expected to take place in the first half of 2024. MorphoSys and Novartis agreed to take MorphoSys private promptly after the Novartis Takeover Offer has been settled. There is no assurance that the business combination will be consummated on the proposed terms, timing or at all.
The offer document of the Novartis Takeover Offer will be published by Novartis BidCo AG at a later date in accordance with the provisions of the German Securities Acquisition and Takeover Act, after the German Federal Financial Supervisory Authority (“BaFin”) has approved the publication. Promptly after the offer document is published, MorphoSys’ Management Board and Supervisory Board will issue a joint reasoned statement in accordance with sec. 27 of the German Securities Acquisition and Takeover Act. In accordance with U.S. securities laws, Novartis BidCo AG and Novartis AG will file a Tender Offer Statement, which will include the offer document on Schedule TO, and MorphoSys will file a Solicitation/Recommendation Statement on Schedule with the U.S. Securities and Exchange Commission.
The transaction would result in MorphoSys' common shares being acquired by Novartis in exchange for payment. Novartis offers a price per MorphoSys share which is significantly higher than the trading price of the MorphoSys shares prior to the announcement of the transaction. Management Board believes that the minimum acceptance threshold of 65% will be obtained and the change of control by Novartis will take place.
Based on the Business Combination Agreement, Novartis undertakes to MorphoSys to use all such efforts which are from the perspective of a prudent business person reasonable and appropriate to provide the MorphoSys Group with the financial resources required following completion of the Novartis Takeover Offer to enable the relevant MorphoSys Group companies pay any obligations arising from the implementation of the Novartis Takeover Offer as and when due, including any obligations for example, but not limited to, from the convertible bond and the obligations arising from the long-term incentive plans, each to the extent triggered by completion of the Novartis Takeover Offer.
MorphoSys expects advisory fees triggered by completion of the Novartis Takeover Offer in a mid double-digit million Euro range.
Based on the underlying contractual provisions, this potential change of control will have the following significant effects on the balance sheet and income statement of MorphoSys.
Convertible Bond
The non-subordinated, unsecured convertible bond placed in 2020 and partially redeemed via the modified reverse Dutch auction procedure amounted to € 245.7 million (current and non-current portion) as of December 31, 2023.
After the publication of the official takeover bid by Novartis, the bondholders have two options:
a.Bondholders can exercise their conversion right by submitting a conditional conversion notice, which will become effective once Novartis obtains the acceptance by more than 65% of MorphoSys’ share capital to receive ordinary shares based on an adjusted conversion price. Since the preliminary calculated adjusted conversion price is significantly in excess of the offered € 68.0 per share, there is no economic rationale to bondholders to exercise their conversion right.
b.Bondholders can exercise their put right in the event of an acquisition of control (i.e., point in time Novartis takes over control over MorphoSys). Bonds will then be redeemed on the control record date at their principal amount plus accrued interest.
Assuming June 30, 2024, as the date Novartis will takeover control over MorphoSys, the estimated cash payment of the notional amount and estimated accrued interest to bondholders will be approx. € 262.4 million.
Share-based payment programs
In the past, MorphoSys granted various share-based payment programs ("Long-Term Incentive Plans"), as presented in sections 5.1 and 5.2 of the notes to the financial statements, to selected beneficiaries. As outlined in the Business Combination Agreement, MorphoSys and Novartis commit to use all such efforts which are from the perspective of a prudent business person reasonable and appropriate to ensure uncapped payouts of any long-term incentive plans active prior to signing of the Business Combination Agreement (the “Pre-2024 Long-Term Incentive Plans”) to Management Board members and all employees affected by any caps under German law. It will be offered to all beneficiaries to fully close out their still active Pre-2024 Long-Term Incentive Plans against payment of the offer price after the Novartis Takeover Offer.
For certain Long-Term Incentive Plans for which MorphoSys assumed an equity settlement after the vesting period (refer to section 5.1 of the notes to the financial statements), this assumption will now need to be revised to a full cash-settlement, and the respective provisions for subsequent valuation are to be applied to these programs accordingly.
MorphoSys currently expects that the Novartis takeover would result in an estimated amount of approximately € 134 million of additional expenses until the assumed change-of control event, thereof, approximately € 36 million are attributable to key management personnel. This estimation may change in the future depending on the further development of the circumstances.
With regard to the obligations arising from other contracts as outlined in section 6.1, MorphoSys currently assumes that the payments of approximately € 168 million related to the still active "Pre-2024 Long-Term Incentive Plans" programs will be made with in calendar year 2024, after a successful change-of-control and delisting of MorphoSys.
In case Management Board members or Group employees leave the Group following a completion of the Takeover Offer, MorphoSys assumes additional payouts in a mid double-digit million Euro range could occur associated with the programs granted in the first quarter 2024.
The employment contracts of key management personnel include the option to terminate the employment relationship in the event of a transfer of control. In the event of termination of the employment contract, key management personnel are still entitled to salary and bonus payments. The company currently assumes that this could result in obligations of approx. € 7 million.
Purchase Agreement with Incyte on the sale of tafasitamab
As of February 5, 2024, Incyte obtained exclusive worldwide rights, assumed full responsibility and covers all costs going forward for the development and commercialization of tafasitamab for a total cash consideration (purchase price) of $ 25.0 million under the terms of the Purchase Agreement.
Based on the Purchase Agreement, MorphoSys and Incyte agreed to transfer all relevant intellectual property rights in connection with tafasitamab to Incyte. The intangible assets relating to the underlying intellectual property rights capitalized in MorphoSys balance sheet as of February 5, 2024, amounted to approximately € 75 million. Furthermore, it was agreed that all commercial and clinical inventories in the amount of approximately € 61 million held by MorphoSys as of February 5, 2024, will also be transferred to Incyte.
During the agreed transition period of 180 days, MorphoSys will provide certain transition services relating to the ongoing tafasitamab clinical and commercial activities to Incyte. Incyte will bear the cost associated with these transitional services as incurred.
MorphoSys and Incyte have been collaborating on tafasitamab since 2020 under the Collaboration and License Agreement (refer to section 4.19). The Purchase Agreement with Incyte terminates this agreement as of February 5, 2024. Consequently, the balance sheet item "Financial Liability from Collaborations" in the amount of approximately € 116 million will be released.
In total, MorphoSys expects a net profit of approximately € 8 million from this transaction, excluding the effects from the transition services to be rendered.
Due to the Purchase Agreement with Incyte on the sale of tafasitamab, the obligations from future payments in connection with contracts for outsourced studies (as presented in section 6.1) will reduce by approx. € 129 million.
Furthermore, MorphoSys will no longer be obliged to milestone payments to licensors in the amount of US$ 236.5 million (€ 214.0 million), which were presented as contingent liabilities as of December 31, 2023.

As a consequence, MorphoSys will terminate the contracts with all customer-facing field sales employees in the U.S., which relates to approximately 7% of total MorphoSys Group's workforce. The financial impact of this decision mainly includes severance costs as decided by Management. The communication to the affected employees took place on February 22, 2024. The provision for the matter will amount to approximately € 5 million.